Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Vencor Healthcare, Inc. 1998 Non-Employee Directors Stock Option Plan of our report dated January 26, 1998, with respect to the consolidated financial statements and schedule of Vencor, Inc. incorporated by reference in the Form 10 of Vencor Healthcare, Inc. (Comm. File No. 001-14057) filed with the Securities and Exchange Commission.



                                                  /s/ Ernst & Young LLP
                                                  ---------------------


Louisville, Kentucky
April 28, 1998